SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               September 20, 2005
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                               CET SERVICES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


       California                  1-13852             33-0285964
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

            7032 South Revere Parkway, Englewood, CO  80116
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code

                            (720) 875-9115
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     On September 20, 2005, CET Services, Inc. (the "Company") received a written notice from the American Stock Exchange (the "AMEX") advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(a)(ii) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years.

     In order to maintain its AMEX listing, the Company must submit a plan by October 20, 2005, advising the AMEX of action it has taken or will take to bring the Company into compliance with the continued listing standards within a maximum of 18 months. Acceptance of such plan is in the discretion of the AMEX. If the plan is accepted, the Company will be able to continue its listing during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company is not in compliance with the listing standards at the end of such 18-month period or does not make progress consistent with its plan, the AMEX will initiate delisting proceedings.

     The Company is planning to prepare and submit a plan in accordance with the AMEX requirements. If the Company's shares of common stock are de-listed from the exchange, the trading market of the Company's shares may be adversely affected.

     In the letter, AMEX also noted that within five days of September, 2005, the Company will be included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with the continued listing standards and ".BC" will be appended to the Company's ticker symbol whenever the Company's trading symbol is transmitted with a quotation or trade. The website posting and indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1     Press Release dated September 26, 2005























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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CET SERVICES, Inc.
                                      (Registrant)


Date:  September 26, 2005            By:/s/ Steven H. Davis
                                        ----------------------------------
                                        Steven H. Davis, President and
                                        Chief Executive Officer























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